                                   AGREEMENT

     This Agreement ("this Agreement") is made and entered into on this the 25th day of November, 1997 by and among Integrity Life Insurance Company (the "Insurer"), Bayerische Landesbank Girozentrale, New York Branch ("BLB") and BRAVO Trust Series 1997-1 (the "Trust").

     WHEREAS, the Trust was established under the laws of the State of Delaware pursuant to a Declaration of Trust and Trust Agreement dated as of the date hereof (the "Trust Agreement"), between The Bank of New York, a New York banking corporation, as trustee, and the holders of the BRAVO Trust Series 1997-1 Floating Rate Class A Trust Certificates (the "Class A Trust Certificates) and the BRAVO Trust Series 1997-1 Class B Trust Certificates (the "Class B Trust Certificates" and together with the Class A Trust Certificates, the "Trust Certificates"); and

     WHEREAS, BLB is acting as Trust's Agent for the Trust; and

     WHEREAS, the Insurer has agreed to issue a separate account group annuity contract (the "Funding Agreement") to the Trust dated as of the date hereof; and

     WHEREAS, the Insurer, BLB, the Trust and Firm Trust National Association have agreed to enter into a Custody Agreement (the "Custody Agreement") dated as of the date hereof in connection with the issuance of the Funding Agreement;

     WHEREAS, the Insurer, BLB and the Trust have agreed to enter into a Standby Trust Certificate Purchase Agreement (the "Standby Agreement") dated as of the date hereof in connection with the issuance of the Funding Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual promises set forth herein, the parties agree as follows:

     Section 1. ISSUANCE OF FUNDING AGREEMENT. The Insurer shall issue the Funding Agreement upon receipt of the Initial Contribution (as defined in the Funding Agreement).

     Section 2. EXECUTION OF THE CUSTODY AGREEMENT. Concurrent with the execution of this Agreement, the Insurer, BLB and the Trust shall execute the Custody Agreement.

     Section 3. EXECUTION OF THE STANDBY AGREEMENT. Concurrent with the execution of this Agreement, the Insurer, BLB and the Trust shall execute the Standby Agreement.

         Section 4. REPRESENTATIONS AND WARRANTIES.

     (a) REPRESENTATIONS AND WARRANTIES BY BLB. BLB represents and warrants to the Insurer as of the date hereof and agrees with the Insurer as follows:

          (1) OFFERING CIRCULAR. Except with respect to the descriptions contained therein of the Insurer, the Insurer's parent, ARM Financed Group ("ARM"), and the Remarketing Agent (as defined in the Standby Agreement), the Funding Agreement and the Custody Agreement (as to which the Insurer is making representations and warranties herein) the Offering Circular (as defined in the Trust Agreement) does not contain any untrue statement of a material fact, or omit therefrom a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (2) GOOD STANDING OF BLB. BLB has been duly organized as a branch of Bayerische Landesbank Girozentrale and is in good standing under the laws of the United States and has corporate power and authority to own, lease and operate its properties and to conduct its business as it currently conducts and to enter into and perform its obligations under this Agreement, the Custody Agreement and the Standby Agreement.

          (3) AUTHORIZATION OF THIS AGREEMENT. This Agreement has been duly authorized, executed and delivered by BLB and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding agreement of BLB, enforceable against BLB in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (4) AUTHORIZATION OF THE CUSTODY AGREEMENT AND STANDBY AGREEMENT. The Custody Agreement and the Standby Agreement have been duly authorized, executed and delivered by BLB, and assuming due authorization, execution and delivery by the other parties thereto, will constitute valid and binding obligations of BLB, enforceable against BLB in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without


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

     limitation, all laws relating to fraudulent transfers) reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (5) ABSENCE OF PROCEEDINGS. There is no action, suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of BLB, threatened, against or affecting BLB which might reasonably be expected to result in a material adverse change ("Material Adverse Effect") in the condition, financial or otherwise, of BLB, or which might reasonably be expected to materially and adversely affect the properties or assets of BLB or the issuance and sale of the Trust Certificates or the consummation of this Agreement or the performance by BLB of its obligations hereunder, under the Funding Agreement, the Custody Agreement or the Standby Agreement.

          (6) ABSENCE OF FURTHER REQUIREMENTS. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by BLB of any obligations hereunder, in connection with the offering, issuance or sale of the Trust Certificates or by the consummation of the transactions contemplated by this Agreement, the Trust Agreement, the Funding Agreement, the Custody Agreement and the Standby Agreement.

     (b) REPRESENTATIONS AND WARRANTIES BY THE TRUST. The Trust (and not the Trustee) represents and warrants to the Insurer as of the date hereof and agrees with the Insurer as follows:

          (1) VALIDITY OF THE TRUST. The Trust has been duly organized and is validly existing as a statutory business trust in good standing under the laws of the State of Delaware and has the trust power and authority to own properties and to conducts its business.

          (2) AUTHORIZATION OF THIS AGREEMENT. This Agreement has been duly authorized, executed and delivered by the Trust and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding agreement of the Trust, enforceable against the Trust in accordance with its terms, except as the enforcement thereof may be limited by a bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (3) AUTHORIZATION OF THE TRUST AGREEMENT. The Trust Agreement has been duly authorized, executed and delivered by the Trustee on behalf of the Trust and constitutes a valid and binding agreement of the Trust, enforceable against the Trust in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (4) AUTHORIZATION OF THE TRUST CERTIFICATES. The Trust Certificates have been duly authorized and executed by the Trustee on behalf of the Trust and, when delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Trust, enforceable against the Trust in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (5) AUTHORIZATION OF THE CUSTODY AGREEMENT AND STANDBY AGREEMENT. The Custody Agreement and the Standby Agreement have been duly authorized, executed and delivered by the Trust and, assuming due authorization, execution and delivery by the other parties thereto, will constitute valid and binding obligations of the Trust, enforceable against the Trust in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers) reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (6) ABSENCE OF PROCEEDINGS. There is no action, suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Trust, threatened, against or affecting the Trust which might reasonably be expected to result in a Material Adverse Effect in the condition, financial or otherwise, of the Trust, or which might reasonably be expected to materially and adversely affect the properties or assets of the Trust or the issuance and sale of the Trust Certificates or the consummation of this Agreement or the performance by the Trust of its obligations hereunder, under the Funding Agreement, the Custody Agreement or the Standby Agreement.

          (7) ABSENCE OF FURTHER REQUIREMENTS. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Trust of any obligations hereunder, in connection with the offering, issuance or sale of the Trust Certificates or the consummation of the transactions contemplated by this Agreement, the Trust Agreement, the Funding Agreement, the Custody Agreement and the Standby Agreement.

     (c) REPRESENTATIONS AND WARRANTIES BY THE INSURER. The Insurer represents and warrants to BLB and the Trust as of the date hereof, and agrees with BLB and the Trust as follow:

          (1) GOOD STANDING OF INSURER. The Insurer has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Ohio and has corporate power and authority to own, lease and operate its properties and to conduct its business as it currently conducts and to enter into and perform its obligations under this Agreement, the Funding Agreement, the Custody Agreement and the Standby Agreement.

          (2) AUTHORIZATION OF THIS AGREEMENT. This Agreement has been duly authorized, executed and delivered by the Insurer and, assuming due authorization, execution and delivery by BLB, constitutes a valid and binding agreement of the Insurer, enforceable against the Insurer in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (3) AUTHORIZATION OF THE FUNDING AGREEMENT. The Funding Agreement has been duly authorized, executed and delivered by the Insurer and constitutes a valid and binding agreement of the Insurer, enforceable against the Insurer in accordance with its terms, except as the enforcement thereof may be limited by insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (4) AUTHORIZATION OF THE CUSTODY AGREEMENT AND THE STANDBY AGREEMENT. The Custody Agreement and the Standby Agreement have been duly authorized, executed and delivered by the Insurer and, assuming due authorization, execution and delivery by the other parties thereto, will constitute valid and binding obligations of the Insurer, enforceable against the Insurer in accordance with their terms, except as the enforcement thereof may be limited by insolvency (including, without limitation, all laws relating to fraudulent transfers) reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (5) ABSENCE OF PROCEEDINGS. There is no action, suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the insurer, threatened, against or affecting the Insurer which might reasonably be expected to result in a Material Adverse Effect with respect to the Insurer, or which might reasonably be expected to materially and adversely affect the properties or assets of the Insurer or the consummation of this Agreement or the performance by the Insurer of its obligations hereunder, under the Funding Agreement, the Custody Agreement or the Standby Agreement.

          (6) ABSENCE OF FURTHER REQUIREMENTS. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Insurer of its obligations hereunder, under the Funding Agreement, the Custody Agreement or the Standby Agreement, or the consummation of the transactions contemplated hereby or thereby.

          (7) OFFERING CIRCULAR. The descriptions in the Offering Circular of the Insurer, ARM, the Funding Agreement and the Custody Agreement do not contain any untrue statement of a material fact, or omit therefrom a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     Section 5. COVENANTS.

     (a) CONFIDENTIAL INFORMATION. BLB has requested certain non-public information regarding the Insurer in connection with this Agreement and the transactions contemplated hereby. BLB agrees to treat confidentially as set forth below such information and other non-public information that the Insurer furnishes to BLB, whether furnished before or after the date of this Agreement (collectively, the "Confidential Material").

          BLB agrees not to use any of the Confidential Material in any way for any purpose other than in connection with the purposes for which such material has been provided to BLB and that such information will be kept confidential by BLB; provided, however, that any of such information may be disclosed to such of BLB's directors, officers, employees, representatives and to other persons (collectively, the "Agents") who need to know such information in connection with the transactions contemplated by this Agreement (it being understood that such Agents shall by informed by BLB of the confidential nature of such information, shall be directed by BLB to treat such information confidentially and shall be informed that by receiving such information they are agreeing to be bound by this Agreement).

          The term "Confidential Material" does not include information which
(i) becomes generally available to the public other than as a result of a disclosure by BLB or the Agents, (ii) was available to BLB on a non-confidential basis prior to its disclosure to BLB by Integrity or (iii) becomes available to BLB on a non-confidential basis from a source other than Integrity, provided that such source is not know to BLB to be bound by a confidentiality agreement with Integrity.

     (b) PUBLIC ANNOUNCEMENTS. Neither the Insurer, BLB nor the Trust (nor their respective subsidiaries and affiliates) shall engage in, encourage, or support any publicity or disclosure of any kind or form in connection with this Agreement or the transactions contemplated hereby unless Insurer and BLB shall consult in good faith in advance on the form, timing and contents of any such publicity, announcement or disclosure whether to the financial community, governmental agencies, the public generally or otherwise.

     (c) NO PETITION COVENANT. Notwithstanding any prior termination of this Agreement, neither the Insurer nor BLB, shall, prior to the date which is one year and one day after the termination of this Agreement, acquiesce, petition or otherwise invoke or cause the Trust to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other


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

similar official of the Trust or any substantial part of its property, or making a general assignment for the benefit of creditors, or ordering the winding up or liquidation of the affairs of the Trust.

     (d) The Insurer agrees to not issue any additional insurance policies, annuities, or other contracts supported by or identified with either the Separate Account or the Supporting Separate Account (as defined in the Funding Agreement) until all of the Insurer's obligations under the Funding Agreement have been satisfied in full.

     (e) The Insurer agrees to prompt notify BLB and the Trust in the event that a Material Adverse Effect shall occur with respect to the Insurer.

     (f) BLB agrees that in its role as Market Agent (as defined in the Offering Circular) in connection with the Trust, that it will always extend the Maturity Date (as defined in the Trust Agreement) of the Class A Trust Certificates as long as the Insurer continues to make payments under the Funding Agreement and the Funding Agreement remains in place. In the event that BLB fails to extend the Maturity Date of the Class A Trust Certificates, then BLB shall be obligated to pay Integrity any and all loss of profits in connection with the Funding Agreement. BLB's basis of profits payment to Integrity shall be a minimum of $2,500,000.

     Section 6. PAYMENT OF EXPENSES.

     (a) GENERAL. Except as otherwise set forth below in this Section 6, in
Section 7, in the Funding Agreement or in the Standby Agreement, each party shall bear its own expenses incident to the performance of its obligations under this Agreement, the Funding Agreement, the Custody Agreement and the Standby Agreement. The parties agree that except as referenced in Section 6(b) below, in the Funding Agreement or in the Standby Agreement (including without limitation, the Facility Fees referred to therein), the sole expenses of the Insurer are the fees and disbursements of LeBoeuf, Lamb, Greene & MacRae, LLP and of Bricker & Eckler.

     (b) RATING AGENCIES. The Insurer shall pay the fees of Standard & Poor's Ratings Services and Moody's Investors Service in connection with the initial and all subsequent ratings of the Class A Trust Certificates by such rating agencies.

     Section 7. INDEMNIFICATION.

     (a) INDEMNIFICATION OF INSURER. BLB shall indemnify and hold harmless the Insurer and each person, if any, who controls

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the Insurer within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (1) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue or incorrect representations or warranty of BLB contained in this Agreement or any failure of BLB to fulfill any of its covenants contained herein, in the Custody Agreement or in the Standby Agreement; and

          (2) against any and all expense whatsoever (including the reasonable fees and disbursements of counsel chosen by the Insurer) reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon the foregoing, to the extent that any such expense is not paid under (1) above.

     All payments made by the Trust to indemnify and hold harmless the Insurer shall be subordinated to the prior payment in full of all amounts then due and owing on the Class A Trust Certificates.

          The Trust (not the Trustee) shall indemnify and hold harmless the Insurer and each person, if any, who controls the Insurer within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (1) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue or incorrect representations or warranty of the Trust contained in this Agreement or any failure of the Trust to fulfill any of its covenants contained herein, in the Custody Agreement or in the Standby Agreement; and

          (2) against any and all expense whatsoever (including the reasonable fees and disbursements of counsel chosen by the Insurer) reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any of the foregoing, to the extent that any such expense is not paid under (1) above.

     (b) INDEMNIFICATION OF BLB AND THE TRUST. The Insurer shall indemnify and hold harmless BLB and the Trust and each person, if any, who controls BLB and the Trust within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (1) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue or incorrect representations or warranty of the Insurer contained in this Agreement or any failure of the Insurer to fulfill any of its covenants contained herein, in the Funding Agreement, in the Custody Agreement or in the Standby Agreement;

          (2) against any and all expense whatsoever (including reasonable fees and disbursements of counsel chosen by the BLB and the Trust) reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any of the foregoing, to the extent that any such expense is not paid under (1) above.

     (c) ACTIONS AGAINST PARTIES; NOTIFICATION. Each indemnified party shall give notice as promptly as reasonably practicable to the indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. The indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party may also be counsel to the indemnified party unless such representation creates a potential conflict of interest. In no event shall the indemnifying party be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from its own counsel in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification could be sought under this Section 7 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of the indemnified party.

     Section 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE. All representations, warranties and agreements contained in this Agreement shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Insurer or by or on behalf of BLB, and shall survive the issuance of the Funding Agreement. Each signatory hereto acknowledges and agrees that the representations, warranties and agreements contained in this Agreement are being made by the Trust and not the Trustee and that recourse shall not be made against the Trustee in its individual capacity.

     Section 9. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Insurer shall be directed to Integrity Life Insurance Company at 515 W. Market Street, Louisville, Kentucky 40202, attention of General Counsel (Fax: (502) 582-7903); notices to BLB shall be directed to Bayerische Landesbank Girozentrale, New York Branch, 560 Lexington Avenue, New York, New York 10022, attention General Counsel (Fax: (212) 310-9870); notices to the Trust shall be directed to the Trust c/o The Bank of New York, 101 Barclay Street, 12E, New York, New York, 10286, attention: Corporate Trust Administration Asset Backed Finance Unit, (Fax: (212) 815-5544), or such other address as may be designated in writing and delivered to the other parties hereto.

     Section 10. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Insurer and BLB and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Insurer and BLB and their respective successors and the controlling persons and officers and directors referred to in Section 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Insurer and BLB and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.

     Section 11. AMENDMENTS OF THIS AGREEMENT. This Agreement may be amended only by the mutual agreement of the parties hereto represented in a written instrument.

     Section 12. GOVERNING LAW; JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     Section 13. COUNTERPARTS. This Agreement may be executed in counterparts, each of which taken together shall constitute one instrument.

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     Section 14. EFFECT OF HEADINGS. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

                                          INTEGRITY LIFE INSURANCE COMPANY

                                          By: /s/ Daniel R. Gattis
                                             ----------------------------------
                                             Name: Daniel R. Gattis
                                             Title: Executive Vice President

                                          BAYERISCHE LANDESBANK GIROZENTRALE,
                                             NEW YORK BRANCH

                                          By: /s/ Bert von Stuelpnagel
                                             ----------------------------------
                                             Bert von Stuelpnagel
                                             Executive Vice President
                                               and Manager

                                          By: /s/ Ron Bertolini
                                             ----------------------------------
                                             Ron Bertolini
                                             First Vice President and
                                               Treasury Manager

                                          BRAVO TRUST SERIES 1997-1

                                          By:  The Bank of New York,
                                               Trustee

                                          By: /s/ Cheryl L. Laser
                                             ----------------------------------
                                             Name:     Cheryl L. Laser
                                             Title: Assistant Vice President